Exhibit 10(k)


                              DATED 27TH JUNE 1996

                       EASTERN MERCHANT PROPERTIES LIMITED

                                     - to -

                       EASTERN MERCHANT GENERATION LIMITED

                                     - and -

                                EASTERN GROUP PLC

                                    SUB-LEASE

                                     - of -

                           land and premises known as
              West Burton, Ironbridge and Rugeley B Power Stations




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                         TERM COMMENCES: 27th June 1996

                         FOR YEARS: 99 (less three days)

                         EXPIRES: 24th June 2095


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                                                     CONTENTS

                                                                            PAGE

1.       Definitions.........................................................  1

2.       Demise and Rents....................................................  4

3.       Tenant's Covenants..................................................  5

4.       Landlord's Covenants................................................ 16

5.       Provisos............................................................ 16

6.       Guarantee........................................................... 20

First Schedule     Particulars of the Demised Premises....................... 21

Second Schedule    Part 1 - Rights Granted................................... 22

Third Schedule     Documents which affect or relate to the
                   Demised Premises.......................................... 24

Fourth Schedule    Allocation of rent first reserved to Generating Set....... 39

Fifth Schedule     Superior Landlord's Fixtures and Fittings................. 40

Sixth Schedule     Guarantee................................................. 46

Seventh Schedule   Quota Right............................................... 47

Part A             Authorisations Quota...................................... 47

Part B             UK Plan Quota............................................. 47

Eighth Schedule...............................................................49


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This Sub-Lease made on 24th June 1996 between Eastern Merchant Properties
Limited whose registered office is at Wherstead Park, Wherstead, Ipswich, Suffolk IP9 2AQ (hereinafter called the Landlord) of the first part Eastern Merchant Generation Limited whose registered office is at Wherstead Park aforesaid (hereinafter called the Tenant) of the second part and Eastern Group PLC whose registered office is at Wherstead Park aforesaid (hereinafter called the Guarantor) of the third part.

Witnesses as follows:

1.       DEFINITIONS

1.1 In this Sub-Lease unless there be something in the subject or context inconsistent therewith:

         (A) Where there are two or more persons included in the expression the Tenant covenants contained in this Sub-Lease which are expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally;

         (B) Any reference to an Act of Parliament shall include any modification extension or re-enactment thereof for the time being in force and shall also include all instruments orders plans regulations permissions and directions for the time being made issued or given thereunder or deriving validity therefrom;

         (C) Any covenant by the Tenant not to do any act or thing shall include an obligation not to permit or suffer such act or thing to be done;

         (D) The titles or headings appearing in this Sub-Lease are for reference only and shall not affect the construction hereof;

         (E) Any reference to Value Added Tax shall include any tax of a similar nature that may be substituted for or levied in addition to it (and this for the avoidance of doubt shall not include the penalties and interest for late payment);

         (F) Reference to any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right:

                    (i) by the Superior Landlord and all persons authorised by the Superior Landlord pursuant to the Headlease;

                   (ii)  in common with all other persons having a like right;

         (G) Where under the terms of this Sub-Lease the consent of the Landlord is required for any act or matter the consent of the Superior Landlord under the terms of the Headlease shall also be required.

1.2 The expressions following shall have the meanings hereinafter mentioned (that is to say):

               (A) Adjoining Property means any land or property neighbouring or adjoining Rugeley B Power Station in which the Superior Landlord or a holding company or a subsidiary of a holding company of the Superior Landlord (the terms holding company and subsidiary having the meanings given to them in Section 736 of the Companies Act 1985 as amended by the Companies Act 1989) or any person holding on trust for the Superior Landlord or a holding company or a subsidiary of a holding company of the Superior Landlord as aforesaid has a freehold or leasehold interest whether in possession or in reversion;


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               (B)  Applicable Law means any present or future law statute bye-law regulation order delegated legislation directive request requirement consent licence or permit of or issued by or on behalf of any Competent Authority and relating to the Demised Premises or any part thereof or any thing therein or thereon or the use or ownership thereof (including without limitation any Act of Parliament European Community or European Law Regulation or Directive);

               (C) the Authorisations means the authorisations granted by HMIP pursuant to Section 6 of the Environmental Protection Act 1990 in respect of the power stations forming part of the Demised Premises as varied by variation notices issued by HMIP pursuant to Section 10 of the said Act dated 8 March 1996 as such authorisations may hereafter be varied from time to time by HMIP;

               (D) the Authorisations Quota means that part specified in Part A of the Seventh Schedule of the quotas in respect of emissions of sulphur dioxide under Column 3 of Table 2.5 of the Authorisations as such part may hereafter be varied from time to time by HMIP;

               (E)  CHAPS means clearing houses automated payment systems;

               (F) Competent Authority means any local national or supranational agency authority department inspectorate minister official court tribunal or public or statutory person (whether autonomous or not) having jurisdiction in relation to the Demised Premises or any part thereof or anything therein or thereon or the use or ownership thereof;

               (G) Conduits means all sewers drains pipes gullies gutters ducts flues watercourses channels subways wires cables and other conducting media of whatsoever nature;

               (H) the Demised Premises means the land and premises described in the First Schedule hereto and each and every part thereof together with the appurtenances thereto belonging and together also with any buildings and erections and each and every part thereof now or hereafter erected or in the course of erection thereon or on any part thereof together with all additions alterations and improvements thereto which may be carried out during the Term and shall also include all landlord's fixtures from time to time in and about the same and the Superior Landlord's Fixtures and Fittings;

               (I) the Full Cost of Reinstatement means the costs (including the cost of shoring up demolition decommissioning and site clearance Architects' Surveyors' and other professional fees) and irrecoverable Value Added Tax which would be likely to be incurred in or as a result of rebuilding or reinstating the Demised Premises in accordance with the requirements of this Sub-Lease at the time when such rebuilding or reinstatement is likely to take place having regard to all relevant factors including any increases in building costs expected or anticipated to take place at any time up to the date upon which the Demised Premises shall be fully rebuilt or reinstated and shall be not less than(pound)300,000,000 but may be in such greater amount as the Tenant may reasonably require;

               (J) Generating Set means a generator and its associated turbines;

               (K) Good Industry Practice means the exercise of that degree of skill diligence prudence foresight and operating practice which would reasonably be expected by and from a skilled and experienced owner and operator of the power stations forming part of the Demised Premises under the same or similar circumstances taking into account the nature and location of the said power stations;



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               (L)  the Headlease means the Lease of even date made between
                    National Power PLC (1) the Landlord (2) and the Guarantor
                    (3);

               (M) HMIP means Her Majesty's Inspectorate of Pollution and its successors from time to time;

               (N) the Insured Risks means risks in respect of physical loss destruction or damage;

               (O) the Insurers means the insurance office or underwriters with whom the insurance cover referred to in Clause 3.25 hereof is effected;

               (P) Ironbridge Power Station means the part of the Demised Premises referred to in paragraph (B) of the First Schedule;

               (Q) the Landlord shall include the person for the time being entitled to the reversion immediately expectant on the determination of the Term;

               (R) Machinery Breakdown means unforeseen and sudden destruction or damage to any plant and machinery at the Demised Premises resulting from breakdown including destruction or damage caused by explosion due to force of internal steam gas or fluid pressure from any accidental cause while such plant and machinery is at work;

               (S) Material Breach means any breach non-performance or non-observance of any of the covenants obligations and conditions on the part of the Tenant in this Sub-Lease which has a material consequence;

               (T) the Planning Acts means Town and Country Planning Act 1990; Planning (Listed Buildings and Conservation Areas) Act 1990; Planning (Hazardous Substances) Act 1990; and Planning (Consequential Provisions) Act 1990;

               (U) the Prescribed Rate means a rate of interest being two per centum per annum over the base rate from time to time of National Westminster Bank PLC or over such other rate as may from time to time replace the same or over such other rate as the Landlord may from time to time reasonably require;

               (V) the Rent means (pound)200,000,000 per annum until the expiration of the tenth year of the Term and thereafter during the residue of the Term (pound)100,000 per annum (subject to review in accordance with the provisions of the Eighth Schedule);

               (W) the Quota Rights means the UK Plan Quota the Authorisations Quota and the Authorisations;

               (X) Rugeley B Power Station means the part of the Demised Premises referred to in paragraph (C) of the First Schedule;

               (Y) the Sale of Business Agreement means the agreement for the sale and purchase of the business carried on at the Demised Premises entered into on 19th April 1996 between National Power PLC (1) and Eastern Group plc (2);

               (Z) the Satisfaction Date means the later of 31 March 2006 and the date by which the Superior Landlord has received (i) the whole of the Premium due under the Headlease and (ii) all sums due and payable under the Headlease in respect of the period commencing on the date of the Headlease and expiring on 31 March 2003;




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               (AA) this Sub-Lease means this sub-lease and any document which is supplemental hereto or which is collateral herewith or which is entered into pursuant to or in accordance with the terms hereof;

               (BB) the Superior Landlord means the person or persons for the time being entitled to the reversion expectant on the determination of the Headlease;

               (CC) the Superior Landlord's Fixtures and Fittings means the
                    Landlord's fixtures and fittings at the Demised Premises belonging to the Superior Landlord specified in the Fifth Schedule and any replacement of any of the same from time to time;

               (DD) the Tenant shall include its successors in title;

               (EE) the Term means the term of years hereby granted;

               (FF) the UK Plan Quota means that part specified in Part B of the
                    Seventh Schedule of the quotas in respect of emissions of sulphur dioxide and oxides of nitrogen under the current UK Plan for the Reduction of Emissions into Air of Sulphur Dioxide and Oxide Nitrogen from existing Large Combustion Plants as such part may hereafter be varied from time to time by any authority empowered to vary such quotas;

               (GG) West Burton Power Station means the part of the Demised
                    Premises referred to in paragraph (A) of the First Schedule;

               (HH) the 199S Act means the Landlord and Tenant (Covenants) Act
                    1995;

1.3 Where any indemnity contained in this Sub-Lease is expressed to be on an "after-tax" basis then in calculating the liability of the indemnifying party there shall be taken into account having regard to the time value of money by application of a nominal discount rate of 12 per cent per annum:

               (A) the amount by which any liability to Taxation for which the party to be indemnified (or any company which is a holding company or a subsidiary of a holding company of such party) is or would have been accountable or liable to be assessed is actually reduced or extinguished as a result of the matter giving rise to the indemnity claim; and

               (B) the amount by which any liability to Taxation of the party to be indemnified (or any company which is a holding company or a subsidiary of a holding company of such party) is actually increased as a result of the payment by the indemnifying party in respect of the matter giving rise to the indemnity claim;

         For this purpose Taxation means all forms of taxation whether direct or indirect and whether levied by reference to income profits gains net wealth asset values turnover added value and statutory governmental state provincial local governmental or municipal impositions duties contributions rates and levies (including without limitation social security contributions and any other payroll taxes) whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax or otherwise) and in respect of any person and all penalties charges costs and interest relating thereto and the terms holding company and subsidiary have the same meanings as in Clause 1.2(A).

2.       DEMISE AND RENTS

         The Landlord HEREBY DEMISES unto the Tenant ALL THAT the Demised Premises TOGETHER WITH as mentioned in Part 1 of the Second Schedule and EXCEPT AND RESERVING as mentioned in Part 2 of the Second Schedule hereto TO HOLD the same (a) SUBJECT TO all rights easements


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         quasi-easements and privileges (if any) to which the Demised Premises are or may be subject and (b) SUBJECT TO AND (in so far as the Landlord has power to grant the same) WITH THE BENEFIT OF all rights easements quasi-easements (if any) privileges (if any) covenants declarations and other provisions contained or referred to in the documents referred to in the Third Schedule hereto unto the Tenant from 27th June 1996 for a TERM of NINETY-NINE YEARS less three days YIELDING AND PAYING therefor and in proportion for any less time than a year without any deduction or set-off FIRST the Rent to be paid by equal quarterly payments in arrear on the usual quarter days SECONDLY by way of additional rent on demand the moneys referred to in Clause 3.2 hereof and HEREBY ASSIGNS to the Tenant the Quota Rights on condition that the Term is not deter-mined pursuant to Clause 5.1 before the Satisfaction Date.

3.       TENANT'S COVENANTS

         The Tenant to the intent that the obligations hereby created shall continue throughout the Term (except where otherwise necessarily implied or expressly stated) HEREBY COVENANTS with the Landlord as follows:

3.1      TO PAY RENT

          To pay the rents hereinbefore reserved at the times and in the manner aforesaid;

3.2      TO PAY INTEREST ON OVERDUE MONIES

         That without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord if any sum payable under this Sub-Lease shall not be received on the due date to pay on demand to the Landlord interest thereon at the Prescribed Rate from the date when the same became due until payment thereof is received (as well after as before any judgment);

3.3      TO PAY OUTGOINGS

         To bear pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary parochial local or otherwise and whether or not of a capital or non-recurring nature) which now are or may at any time hereafter during the Term be charged levied assessed or imposed upon the Demised Premises or upon the owner or occupier in respect thereof Provided always that the foregoing shall not extend to payment of any tax payable only as a direct result of any dealing by the Landlord with its reversionary interest in the Demised Premises including for the avoidance of doubt the grant of this Sub-Lease;

3.4      TO PAY SHARE OF COST OF COMMON FACILITIES

         To pay a contribution towards the cost and expense of constructing repairing rebuilding renewing lighting cleansing and maintaining all facilities services and other things the use of which is common to the Demised Premises and other premises such contribution to be fairly assessed by the Landlord's Surveyors;

3.5      TO REPAIR

         At all times until the Satisfaction Date to keep the Demised Premises in good working order repair and condition (fair wear and tear excepted and damage by the Insured Risks excepted unless payment of any insurance moneys be refused in whole or in part other than as a result of the Landlord's default) and to carry out such repair maintenance renewal overhauls and replacement as are required in accordance with Good Industry Practice and all Applicable Laws and to comply in all material respects with all manufacturers' and mandatory operational modifications Provided that the Tenant shall not be obliged



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         to put the Demised Premises into any better state and condition than they are in at the date of this SubLease and Provided further that for the avoidance of doubt nothing in this Sub-Lease shall prevent the Tenant demolishing decommissioning or dismantling any part of the Demised Premises at any time after the Satisfaction Date;

3.6      TO COMPLY WITH NOTICES TO REPAIR

         To repair and make good and otherwise remedy any breach of Clause 3.5 of which notice in writing shall be given to or left on the Demised Premises for the Tenant by the Landlord and for which the Tenant is liable hereunder and to complete the same within six calendar months (unless compliance with this covenant would require the Tenant (i) to order new plant or machinery which cannot be obtained within such period in which case such plant or machinery shall be obtained as soon as possible thereafter or (ii) to repair existing plant or machinery in circumstances where such plant or machinery cannot be repaired within such period in which case such plant or machinery shall be repaired as soon as possible thereafter Provided that the Tenant shall in any event proceed diligently to remedy the breach and shall commence the process of ordering or repairing the plant or machinery without delay) after the giving or leaving of such notice and if the Tenant shall fail to comply with any such notice it shall be lawful (but not obligatory) for the Landlord (without prejudice to the right of re-entry hereinafter contained) to enter upon the Demised Premises to make good the same at the cost of the Tenant which cost together with all Solicitors' and Surveyors' charges and other costs expenses and losses of whatsoever nature whether direct or indirect which may be properly incurred suffered or sustained by the Landlord in connection therewith shall be repaid by the Tenant to the Landlord on demand as a debt and on a full after-tax indemnity basis;

3.7      TO PERMIT ENTRY

         (A) Until the Satisfaction Date but not thereafter to permit the Landlord and its agents and all persons authorised by them with or without workmen on giving reasonable notice (except in emergency) to the Tenant to enter upon the Demised Premises for the purpose of ascertaining that the covenants and conditions of this Sub-Lease have been observed and performed and to view the state of repair and condition of the Demised Premises and to take a schedule of any dilapidations the Landlord making good forthwith any damage thereby caused to the Demised Premises and causing as little inconvenience as reasonably practicable;

         (B) To permit the Landlord and its agents and all persons authorised by them with or without workmen on giving reasonable notice (except in emergency) to the Tenant to enter upon the Demised Premises to exercise the rights herein excepted and reserved the Landlord promptly making good any damage thereby caused to the Demised Premises and causing as little inconvenience as reasonably practicable;

3.8      INSURERS' REQUIREMENTS

         (A) To comply with all the requirements and recommendations of the Insurers;

         (B) Not to do anything which would or might result in any of the insurances required to be effected by this Sub-Lease being vitiated invalidated or prejudiced;

3.9      USER

               (A) To procure that neither the Demised Premises nor any part thereof is used before 1 April 2000 such that its principal use is other than for an activity for which an exemption or licence is required under Section 5 or Section 6 of the Electricity Act 1989 or an activity involving the


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                    distribution of electricity (in so far as it does not
                    require a licence under Section 6 of the Electricity Act 1989);

               (B) The Tenant hereby acknowledges and admits that notwithstanding the foregoing provisions the Landlord does not thereby or in any other way give or make nor has given or made at any other time any representation or warranty that any such use is or will be or will remain a permitted use within the provisions of the Planning Acts nor shall any consent in writing which the Landlord may hereafter give to any change of use be taken as including any such representation or warranty and that notwithstanding that any such use as aforesaid is not a permitted use within such provisions as aforesaid the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of this Sub-Lease without any compensation recompense or relief of any kind whatsoever;

               (C) Not to do anything which would materially prejudice the rights and interests of the Landlord in the Demised Premises or under this SubLease or as a consequence of which the Landlord or any of its directors officers or employees would become liable to pay any fine or penalty or incur any other form of sanction or would otherwise incur a liability to any person;

3.10     NOT TO MAKE CLAIMS

         Not at any time during the Term to bring any action or make any claim or demand on account of any injury to any right easement quasi-easement or privilege enjoyed by the Demised Premises caused by the lawful erection of any building or the lawful alteration of any building on any land adjacent neighbouring or opposite to the Demised Premises by the Landlord or the Superior Landlord or for which the Landlord or the Superior Landlord shall have given its consent or for which the Landlord or the Superior Landlord may give its consent pursuant to any power reserved by this Sub-Lease or the Headlease or in respect of any easement right or privilege granted or to be granted by the Landlord or the Superior Landlord for the benefit of any land or building erected or to be erected on any land adjacent neighbouring or opposite to the Demised Premises;

3.11     ALIENATION

          (A) Not to dispose of and to procure that there shall be no disposal of a Relevant Interest in the Demised Premises or any part of the Demised Premises such as falls within paragraph 1(6)(ii) of Part I of Schedule 1 to the deed of debenture dated 1 November 1990 and entered into between National Power PLC and The Secretary of State for Energy prior to 31 March 2000;

          (B) Not before the Satisfaction Date to assign charge underlet agree to assign charge or underlet part with possession share the possession or occupation of or otherwise dispose of or deal in any way with the whole or any part of the Demised Premises except by way of agricultural tenancies or grazing licences of agricultural land which is not required for the operation of the power stations forming part of the Demised Premises;

          (C) Not on or after the Satisfaction Date to assign or charge or agree to assign or charge part only of the Demised Premises being a part other than the whole of Ironbridge Power Station or Rugeley B Power Station or West Burton Power Station (a permitted part);

          (D) Not on or after the Satisfaction Date to part with possession or share the possession or occupation of the whole or any part of the Demised Premises except by an assignment permitted by this Clause 3.11 or by an underletting;

          (E) Not on or after the Satisfaction Date to assign or agree to assign the whole or a permitted part of the Demised Premises unless:


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                    (i)  the assignee covenants with the Landlord to pay the
                         rents and observe and perform the Tenant's covenants in this Sub-Lease (in the case of assignment of a permitted part in so far as they relate to the permitted part) during the residue of the Term or until released pursuant to the 1995 Act;

                    (ii) the Tenant enters into an agreement guaranteeing the
                         performance of the Tenant's covenants in this Sub-Lease (in the case of assignment of a permitted part in so far as they relate to the permitted part) by the assignee including the provisions set out in the Sixth Schedule to the extent permitted by the 1995 Act;

                    (iii) such other persons as the Landlord reasonably requires act as guarantors for the assignee and enter into direct covenants with the Landlord to perform the terms of this Sub-Lease (in the case of assignment of a permitted part in so far as they relate to the permitted part) including the provisions set out in the Sixth Schedule;

          (F) Without prejudice to the foregoing provisions not on or after the Satisfaction Date to assign the whole or a permitted part of the Demised Premises without the Landlord's written consent (not to be unreasonably withheld or delayed);

3.12     REGISTRATION

         Within twenty-one days after the date of any surrender or assignment of this Sub-Lease or the execution of any mortgage or charge affecting this Sub-Lease or any transfer of any such mortgage or charge or any devolution of the Term by assent or operation of law to give written notice and to deliver a certified copy to the Superior Landlord's Solicitors (or as the Superior Landlord may from time to time direct) of such surrender assignment mortgage charge transfer of mortgage or charge or devolution and to pay or cause to be paid to the Superior Landlord's Solicitors or as the Superior Landlord may from time to time direct a reasonable fee not being less than Twenty pounds for the registration thereof;

3.13     NOT TO MAKE ALTERATIONS

         Until the Satisfaction Date not to make any addition or alteration to or do any thing in relation to any of the Superior Landlord's Fixtures and Fittings which would diminish the value of the Superior Landlord's Fixtures and Fittings or the Demised Premises provided that the Tenant shall not hereby be prevented from replacing any of the Superior Landlord's Fixtures and Fittings with a replacement of similar character and at least equal value;

3.14     TO PAY LANDLORD'S COSTS

         To pay to the Landlord on demand and on an after-tax indemnity basis all costs charges expenses damages and losses of whatsoever nature whether direct or indirect (including but without prejudice to the generality of the foregoing Solicitors' costs Counsels' Architects' and Surveyors' Environmental Consultants' and other professional fees and commission payable to a bailiff) and which may at any time be incurred suffered or sustained by the Landlord:

         (A)      incidental to the preparation and service of a notice under
                  Section 146 of the Law of Property Act 1925 and/or in or in contemplation of any proceedings under Section 146 or 147 of the said Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding forfeiture is avoided otherwise than by relief granted by the court);




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         (B)      in connection with or procuring the remedying of any breach nonperformance or non-observance of any covenant condition or other obligation on the part of the Tenant or any person deriving title under the Tenant contained in this Sub-Lease;

3.15     TO OBSERVE STATUTORY REQUIREMENTS

         At all times and from time to time and at its own expense to comply with all Applicable Laws and to execute all works including remediation as are or may under or in pursuance of any Applicable Law be directed or required to be done or executed upon or in respect of the Demised Premises or the use thereof whether by the owner and/or the Landlord and/or the Tenant thereof or any person deriving title thereunder or which relate to the remediation of other sites or premises or controlled waters if and to the extent that the need for remediation has been caused in whole or in part by the Demised Premises or any use thereof or activities or omissions thereon and not to do or fail to do on the Demised Premises or on the said other sites or premises or controlled waters any act or omission or thing whereby the Landlord becomes or is likely to become liable to pay any penalty fine charge tax levy or duty imposed or to bear the whole or any part of any costs or expenses incurred under or through any such Applicable Law and at all times to save harmless and keep indemnified the Landlord on an after-tax basis against all losses (as defined in Clause 3.25(A)) which may at any time be made or claimed against or incurred or suffered or sustained by the Landlord in respect of the foregoing;

3.16     PLANNING

         At all times during the Term to comply in all respects with the Planning Acts and to keep the Landlord indemnified on an after-tax basis in respect thereof;

3.17     TO INFORM LANDLORD OF NOTICES

         Upon becoming aware of the happening of any occurrence or upon the receipt of any notice order requisition direction or other thing which may be capable of materially adversely affecting the Landlord's interest in the Demised Premises or which might give rise to a liability or a duty or to a breach of a duty imposed by common law or statute on the Landlord the Tenant shall forthwith at its own expense deliver full particulars or a copy thereof to the Landlord;

3.18     TO INFORM LANDLORD OF CONTAMINANTS AND DEFECTS AND TO INDEMNIFY

         To inform the Landlord immediately in writing upon becoming aware of the existence of any contaminant or pollutant or hazardous substance on or under or escaping or emitting or leaching from or any defect in the Demised Premises which might give rise to a duty or liability imposed by common law or statute on the Landlord and to indemnify the Landlord on an after-tax basis in respect of all losses (as defined in Clause
         3.25 (A) which may at any time be made or claimed against or incurred suffered or sustained by the Landlord by reason of:

         (A) any interference or alleged interference or obstruction by the Demised Premises or any use thereof or activities or omissions thereon of any right or alleged right of light air drainage or other right or alleged right now existing for the benefit of any adjoining or neighbouring property;

         (B) any contaminant or pollutant or hazardous substance in or under or escaping or emitting or leaching from the Demised Premises;

3.19     APPLICATIONS FOR CONSENT

         Upon making an application for any consent or approval which is required under this Sub-Lease the Tenant shall disclose to the Landlord and the Superior Landlord such information as the Landlord or the Superior Landlord may reasonably require and shall pay on demand and by way of indemnity on an after-tax basis all costs charges and expenses (including without limitation legal costs Surveyors' fees disbursements and stamp duty) properly incurred by the Landlord and the Superior Landlord resulting from all such applications by the Tenant including costs charges fees and disbursements actually incurred in cases where consent is properly refused or the application is withdrawn;

3.20     TO OBSERVE COVENANTS

         To observe and perform the agreements covenants and stipulations contained or referred to in the documents referred to in the Third Schedule hereto so far as any of the same are still subsisting and capable of taking effect and relate to the Demised Premises and to keep the Landlord indemnified on an after-tax basis against all losses (as defined in Clause 3.25(A)) actions proceedings costs claims and demands in any way relating thereto;

3.21     YIELDING UP

          (A) Immediately prior to the expiration or sooner determination of the Term if required by any competent authority or if reasonably so requested by either the Landlord or the Superior Landlord (and in either such case at the cost of the Tenant) to remove from the Demised Premises or (if the relevant contaminant pollutant or hazardous substance has been caused by the Demised Premises or any use thereof or activities or omissions thereon after the date hereof from other sites or premises or controlled waters or render harmless to the reasonable satisfaction of the Landlord and the Superior Landlord any such contaminant or pollutant or hazardous substance which is capable of causing harm or Pollution or which either the Landlord or the Superior Landlord would otherwise have a duty (whether under common law or statute) to remove or render harmless;

          (B) At the expiration or sooner determination of the Term (howsoever the same be deter-mined) to yield up to the Landlord the Demised Premises in such state of repair and condition and cleanliness as shall be in accordance with the covenants on the part of the Tenant herein contained together (if the Term is determined prior to the Satisfaction Date but not otherwise) with the Superior Landlord's Fixtures and Fittings and together with all other fixtures fittings improvements and additions (except tenant's fixtures and fittings) which now are or may at any time hereafter be in or about the Demised Premises and in the event of the Tenant failing so to yield up the Demised Premises to pay to the Landlord on demand by way of liquidated damages:

                  (i) the cost of putting the Demised Premises into the state of repair and condition and cleanliness in which they should have been had the Tenant complied with the terms of this Sub-Lease; and

                  (ii) on an indemnity after-tax basis all losses (as defined in Clause 3.25(A)) (including without limitation Surveyors' Environmental Consultants' and other professional fees) which are at any time made or claimed against or incurred suffered or sustained by the Landlord in connection with the matters refer-red to in this Clause 3.21(B);

3.22     TO PAY VAT

         To pay to the Landlord by way of additional rent any amount in respect of Value Added Tax which is chargeable at the rate for the time being in force in respect of any rent or other payment made or other consideration provided by the Tenant under the terms of or in connection with this Sub-Lease and in every case where an amount of money is payable or consideration is provided under this Sub-Lease such amount or consideration shall be regarded as being exclusive of all Value Added Tax which may from time to time be legally payable thereon and such Value Added Tax shall be payable on the due date for the payment of such amount or the provision of such consideration;

3.23     REIMBURSEMENT OF VAT

         In every case where the Tenant has agreed to reimburse or indemnify the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Sub-Lease that the Tenant shall also reimburse any Value Added Tax paid by the Landlord on such payment to the extent that the Value Added Tax is irrecoverable by the Landlord;

3.24     TO INSURE

          (A) (i) Until the Satisfaction Date to insure and keep insured the Demised Premises in the joint names of the Superior Landlord and the Tenant with the Insurers (who shall first have been approved in writing by the Superior Landlord such approval not to be unreasonably withheld) against loss or damage by the Insured Risks in the Full Cost of Reinstatement thereof except that in respect of risks of Machinery Breakdown insurance shall be for the maximum possible loss in a sum which has first been approved in writing by the Superior Landlord such approval not to be unreasonably withheld or delayed;

               (ii) To procure that the insurance policy required to be effected by this Clause 3.24(A) shall contain a loss payable provision in the following form:

                    (a) if a single event of damage or destruction gives rise to or is likely to give rise to a total recovery under the policy of (pound)5,000,000 or more the whole of the recovery shall be paid in full to the Superior Landlord or to its order without any deduction;

                    (b) if a single event of damage or destruction gives rise to a total recovery under the policy of less than (pound)5,000,000 the whole of the recovery shall be paid in full to the Tenant without any deduction the recovery to be applied in the reinstatement of the Demised Premises;

               and to procure that all recoveries are paid and applied in the manner required by such provision;

          (B) (i) Until the Satisfaction Date to maintain loss of rent insurance in relation to the rent first reserved in the Headlease in the name of the Superior Landlord with the Insurers (who shall first have been approved in writing by the Superior Landlord such approval not to be unreasonably withheld or delayed) against loss of the rent first reserved in the Headlease arising from loss or damage of any Generating Set at the Demised Premises by the Insured Risks under a policy which has first been approved in writing by the Superior Landlord (such approval not to be unreasonably withheld or delayed);

               (ii) The loss of rent to be covered by such insurance shall be the aggregate from time to time of the rent first reserved in the Headlease and any Value Added Tax chargeable in respect thereof for a three year period;

          (C) To notify the Superior Landlord the Landlord and the Insurers immediately on becoming aware of the occurrence before the Satisfaction Date of any loss or damage at the Demised Premises which is likely to result in a loss in excess of (pound)2,000,000 whether or not caused by an Insured Risk;

          (D) In case of destruction or damage of the Demised Premises by any of the Insured Risks prior to the Satisfaction Date diligently to reinstate restore and rebuild the same without delay under the direction and to the reasonable satisfaction of the Superior Landlord (Provided that in the event of destruction of a power station forming part of the Demised Premises the obligation to reinstate shall be to build a new power station with substantially similar generating output to the power station destroyed and that if the Tenant is unable (having used its best endeavours) to obtain the planning or other consents necessary to execute the reinstatement restoration and rebuilding the Tenant shall not be obliged to reinstate restore and rebuild the Demised Premises and the Superior Landlord shall be solely entitled to retain all the moneys payable under or by virtue of the insurance) and in compliance with all Applicable Laws (employing such Building Contractors Architects Surveyors and other professional advisers as shall previously be approved in writing by the Superior Landlord (such approval not to be unreasonably withheld) in accordance with plans and specifications previously approved at the expense of the Tenant by the Superior Landlord (such approval not to be unreasonably withheld) and in case the same shall be insufficient for that purpose (whether as a result of under-insurance the withholding of all or part of the insurance monies or any other reason except where it is as a result of a breach by the Superior Landlord of its covenants under the Headlease or a breach by the Superior Landlord of any term of the insurance policy which has been disclosed to it) to make up the deficiency out of the Tenant's own monies Provided that where insurance proceeds have been paid to the Superior Landlord pursuant to Clause 3.24(A)(ii) the Tenant shall not be liable under this Clause 3.24(D) for failure to reinstate restore or rebuild to the extent only that the Superior Landlord has failed to comply with its obligation contained in Clause 4.2;

          (E) (i) At its own expense throughout the Term to maintain insurance cover in respect of the Demised Premises with the Insurers (who shall first have been approved in writing by the Superior Landlord such approval not to be unreasonably withheld) against legal liability to any third parties (including agents and subcontractors of the Tenant and insofar as insurance on behalf of the Superior Landlord or the Landlord is concerned employees of the Tenant) for injury death disease loss or damage (whether to persons or property) (and including any such resulting from sudden and identifiable unintended and unexpected pollution) suffered (or alleged to have been suffered) as a result of or arising directly or indirectly out of the use or presence of the Tenant or the Superior Landlord or the Landlord or the invitees employees agents or assigns of either or both of them or activities or omissions conducted in about or from or in connection with the Demised Premises or otherwise concerning the Demised Premises;

               (ii) The cover required by Clause 3.24 (E) (i) shall:

                    (a) be maintained in such amounts as a prudent person carrying on the business of the Tenant would effect having regard to the nature occupation and location of the Demised Premises but in any event shall until the Satisfaction Date be for not less than (pound)100,000,000;

                    (b) name the Superior Landlord the Landlord its directors officers employees servants and agents in each case carrying out the exercise of the Landlord's rights or performance of the Landlord's obligations under this SubLease or the Superior Landlord's rights or performance of the Superior Landlord's obligations under the Headlease as additional insureds;

                    (c) provide that the insurance effected pursuant to the provisions of this Clause shall be primary and without right of contribution from any other insurance effected by any of the additional insureds;

                    (d) contain a cross liability provision to the effect that coverage in respect of liability save for the limits of liability shall operate to give each additional insured the same protection as if there were a separate policy issued to each additional insured; and

                    (e) provide that the Tenant alone and none of the additional insureds shall be liable for any premiums in respect of any such insurance;

               (iii) The Tenant shall procure that the cover required by Clause
                    3.24(E)(i) shall provide that the Insurers shall waive all lights of subrogation that the Insurers have or may acquire against the Superior Landlord and the Landlord and its respective directors officers employees servants and agents;

          (F) To keep in effect throughout the Term in respect of the Tenant's liability to its employees employer's liability insurance providing for such indemnity and in such form as to comply with the Employer's Liability (Compulsory Insurance) Act 1969 and any succeeding statute imposing similar obligations upon employers;

          (G) (i) To procure that all insurance policies required to be effected by this Clause 3.24 shall contain a provision preventing the material alteration of or the invalidation termination or cancellation of the policy in whole or in part without at least thirty days' prior written notice having been given to the Superior Landlord;

               (ii) To use its best endeavours to procure that all Insurance policies required to be effected by this Clause 3.24 shall to the extent covetable in the insurance market contain a provision that the indemnity granted to any additional insured shall not be defeated prejudiced or otherwise affected by any act omission neglect or breach of any warranty declaration or condition on the part of any other insured party and shall insure the interests of each additional insured as they appear regardless of any misrepresentation non-disclosure want of due diligence act or omission on the part of any other insured party;

          (H) (i) From time to time on written request by the Landlord or the Superior Landlord (but not more than once in any year to each of them without good cause) to produce to the Landlord and the Superior Landlord written confirmation from the Insurers of the terms of every insurance policy required at that time to be effected under this Clause 3.24 and the fact that all such policies are subsisting and in effect and that all current premiums have been paid and (if requested) a copy of all such policies;

               (ii) At its own expense to arrange for certification to be made to the Superior Landlord and the Landlord by the Insurers or the Tenant's insurance brokers (who shall be insurance brokers of repute) in such format as is reasonably acceptable to the Superior Landlord and the Landlord on the occasion of each renewal or replacement of any insurance required hereunder (but in any event at intervals not exceeding twelve months) as to the existence and scope of all insurances effected in compliance with this Clause 3.24;

               (iii) To retain in safe custody all placing slips certificates cover notices renewal receipts and/or confirmation of renewals correspondence and policies with regard to any insurance required to be effected by this Sub-Lease which are in or shall come into the possession of the Tenant and upon request to permit the Superior Landlord and the Landlord (or the Superior Landlord's and the Landlord's duly authorised representatives) to inspect the same at the Superior Landlord's or the Landlord's expense and upon the written request of the Superior Landlord or the Landlord promptly to deliver copies thereof to the Superior Landlord or the Landlord;

          (I) To use its best endeavours to procure in respect of the insurances required under this Clause 3.24 that the Tenant's insurance brokers or (in the absence of such brokers) a representative of the Tenant to be approved by the Superior Landlord (acting reasonably) shall as soon as reasonably practicable but without delay advise the Superior Landlord in writing upon becoming aware of:

               (i) any underwriter or Insurer cancelling or giving notice of cancellation of any insurance required hereunder;

               (ii) any actual or proposed material alteration to or termination cancellation or expiry (in the latter case which is not immediately followed by renewal upon the same terms with the same insurers) of any insurance required hereunder;

               (iii) any default in the payment of any premium or failure of the
                    Tenant to instruct its brokers to renew any insurance required hereunder; and

               (iv) any act or omission of the Tenant or any third party or of any event of which they have knowledge and which in their reasonable assessment may have a material impact on the cover provided under any insurance provided hereunder;

          (J) If the Tenant shall fail to effect any insurance or to pay any premium or premiums thereunder which (for the time being) it is obliged to do hereunder the Landlord may (without being bound so to do) effect any such insurance or pay any such premium or premiums in such manner and to such extent as it thinks fit and the costs thereof shall be immediately due and payable by the Tenant as a debt due on demand.

3.25     TO INDEMNIFY THE LANDLORD

         Without prejudice to the specific indemnities contained in this Sub-Lease to indemnify the Landlord on an after-tax basis and keep it indemnified on an after-tax basis against:

          (A) all actions claims demands liabilities costs losses damages proceedings (whether civil or criminal) penalties fines charges taxes levies or duties (other than corporation tax in respect of income or retained gains or other profits derived by the Landlord from the Demised Premises) or other sanctions and judgments costs (including legal costs on a full indemnity basis) and expenses of whatsoever nature whether direct or indirect (hereinafter referred to as losses) which may result or which the Landlord may suffer incur or sustain (other than as a result of any breach by the Landlord of any of its covenants contained in this SubLease) either directly or indirectly in any manner in connection with or arising out of this Sub-Lease (other than tax consequences arising from the grant of this Sub-Lease) or the Demised Premises; and

          (B) any obligation or liability (except as regards payment of the sums referred to in Clause 3.25 (A)) which it may have and which is not effectively discharged by it or others to third parties in respect of or in any way whatsoever either directly or indirectly in any manner in connection with the use or state or condition of the Demised Premises during the Term (other than corporation tax charged on the income or retained gains or other profits derived by the Landlord from the Demised Premises); and

          (C) all losses which may at any time be made or claimed against or incurred suffered or sustained by the Landlord and arising either directly or indirectly in any manner out of any alterations additions repairs or development from time to time carried out on the Demised Premises during the Term; and

          (D) all losses which may at any time be made or claimed against the Landlord by the Tenant or by any employee servant agent or contractor of the Tenant or any third party or parties or by their respective dependents arising either directly or indirectly in any manner out of the ownership operation use occupation maintenance or demise of the Demised Premises during the Term or the construction of the Demised Premises whether such losses may be attributable to any defect in the Demised Premises or otherwise and whether or not the Demised Premises or the relevant part thereof is in the possession or control of the Tenant and without prejudice to the generality of the foregoing the provisions of this Clause shall extend to:

               (i) claims of persons who have suffered or alleged that they have suffered loss damage or injury in connection with anything done or not done on the Demised Premises including claims in connection with any substance emanating or threatening to emanate from the Demised Premises; and

               (ii) claims based on the doctrines of product liability or strict liability or absolute liability in tort or imposed by statute;

          (E) all losses which may at any time be made or claimed against or incurred suffered or sustained by the Landlord because of ownership or demise of the Demised Premises or any part thereof during the Term or construction of the Demised Premises or any part thereof or the use thereof during the Term or because of any design article or material therein or relating thereto or arising from infringement or alleged infringement during the Term of intellectual property or other rights;

          (F) all losses which may at any time be made or claimed against or incurred suffered or sustained by the Landlord and which arise from any breach non-performance or non-observance of the Tenant's covenants and other obligations under this Sub-Lease;

          Provided that the Landlord shall (so far as practicable) take all reasonable steps to mitigate any losses which it sustains or incurs and which might give rise to a liability on the part of the Tenant under this Clause 3.25 and Provided further that the Landlord shall notify the Tenant of any claim brought against the Landlord which might give rise to a claim under this Clause 3.25 within six months of the Landlord becoming aware of the claim;

3.26     WAIVER

         The Landlord shall not be liable to the Tenant (and the Tenant hereby waives any claim it might otherwise have against the Landlord) for any losses in respect of any injury loss or damage of whatsoever nature and howsoever caused arising directly or indirectly out of or in connection with the Demised Premises its design construction installation use operation works of reinstatement or ownership or any related works;

3.27     CONTINUANCE

         The indemnities contained in Clause 3.25 shall continue in full force and effect notwithstanding the expiration or earlier determination of the Term in respect of any losses (whenever suffered incurred or sustained) resulting from any actor failure to act on the part of any person (other than the Landlord) event state of affairs or other thing occurring prior to the expiration or earlier determination of the Term;

3.28     BREACH OF HEADLEASE TERMS

         Not to do or suffer or permit in relation to the Demised Premises any act or thing which would or might cause the Landlord to be in breach of the Headlease or which if done omitted or suffered or permitted by the Landlord would or might constitute a breach of the covenants on the part of the lessee and the conditions contained in the Headlease.

4.       LANDLORD'S COVENANTS

         The Landlord HEREBY COVENANTS with the Tenant while it owns the reversion immediately expectant on the Term as follows:

4.1      QUIET ENJOYMENT

         That the Tenant paying the rents hereby reserved and performing and observing the covenants and agreements on the part of the Tenant hereinbefore contained shall and may peaceably hold and enjoy the Demised Premises during the Term without any interruption by the Landlord or any person rightfully claiming through under or in trust for it;

4.2      SUPERIOR LANDLORD'S CONSENT

         To take all reasonable steps to obtain the consent of the Superior Landlord wherever the Tenant makes application for any consent required under this Sub-Lease where the consent of both the Landlord and the Superior Landlord is needed by virtue of this Sub-Lease and the Headlease.

4.3      ENFORCE THE HEADLEASE

         At the request of the Tenant to take all reasonable steps to enforce the covenants on the part of the Superior Landlord contained in the Headlease.

5.       PROVISOS

5.1      FORFEITURE

         Prior to the Satisfaction Date:

          (A) If the rents hereby reserved or any part thereof shall at any time be in arrear for twenty-one days after the same shall have been demanded by the Landlord; or

          (B) If the Headlease is forfeited by the Superior Landlord pursuant to Clause 5.1 of the Headlease; or

          (C) If there shall be any Material Breach which has not been remedied within two months of notice of the Material Breach having been given to the Tenant by the Landlord; or

          (D) If a Bankruptcy Order or an Administration Order is made in respect of the Tenant or the Guarantor; or

          (E) If a resolution is passed or an Order is made for the winding-up of the Tenant or the Guarantor otherwise than a member's voluntary winding up of a solvent company for the purpose of amalgamation or reconstruction previously approved by the Landlord (such approval not to be unreasonably withheld or delayed) (the Landlord keeping confidential (save as required by law) information it receives in connection with the Tenant's or the Guarantor's application for such approval); or

          (F) If a receiver or administrative receiver is appointed over the whole or any part of the property assets or undertaking of the Tenant or the Guarantor; or

          (G) If the Tenant or the Guarantor is struck off the Register of Companies or is dissolved or (being a corporation or company incorporated outside Great Britain) is dissolved or ceases to exist under the laws of the country or state of its incorporation; or

          (H) If the directors of the Tenant or the Guarantor make any proposal under Section 1 of the Insolvency Act 1986 or the Tenant or the Guarantor proposes or makes any agreement for the deferral rescheduling or other readjustment (or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors) of all of (or all of a particular type of) its debts (or of any part which it will or might otherwise be unable to pay when due) or a moratorium is agreed or declared in respect of or affecting all or a material part of (or of a particular type of) the debts of the Tenant or the Guarantor provided that where such proposal agreement assignment arrangement composition or moratorium relates to a particular type of its debts or any part of its debts (as opposed to all of its debts) the proposal agreement assignment arrangement composition or moratorium is material to the Landlord in the context of this Sub-Lease and the Tenant's or (as appropriate) the Guarantor's business at the time then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter into and upon the Demised Premises or any part thereof in the name of the whole and to have again repossess and enjoy the Demised Premises as in their former estate and thereupon the Term shall absolutely cease and determine but without prejudice to any rights or remedies of the Landlord in respect of any antecedent breach of any of the covenants or conditions contained in this Sub-Lease and if the Term shall so determine before the Satisfaction Date it shall be as if the assignment of the Quota Rights contained in Clause 2 had not been made PROVIDED THAT nothing in this Clause shall entitle the Landlord peaceably to re-enter the Demised Premises without an order of the Court;

5.2      NO IMPLIED EASEMENTS

         Neither the granting of this Sub-Lease nor anything herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever over or against any Adjoining Property or which would or might restrict or prejudicially affect the future rebuilding alteration or development of any Adjoining Property and the Landlord shall have the right at any time to make such alterations to or to pull down-and rebuild or redevelop any Adjoining Property as it may deem fit without obtaining any consent from the Tenant;

5.3      NO RESTRICTIONS ON ADJOINING PROPERTY

         Neither the granting of this Sub-Lease nor anything herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in this Sub-Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any purchaser from or by any lessee or occupier of the Landlord in respect of property not comprised in this Sub-Lease or prevent or restrict in any way the development of any land not comprised in this Sub-Lease;

5.4      NO COMPENSATION

         Except where any Act of Parliament prohibits or modifies the right to compensation being excluded or reduced by agreement neither the Tenant nor any undertenant (whether immediate or derivative) shall be entitled on quitting the Demised Premises or any part thereof to claim any compensation from the Landlord under the Landlord and Tenant Act 1954 or any other Act of Parliament whether enacted before or after the date hereof;

5.5      CESSER OF RENT

         In case any Generating Set at the Demised Premises shall at any time during the Term be so damaged or destroyed by any of the Insured Risks as to render the Generating Set unfit for use then the portion of the rent FIRST hereinbefore reserved and for the time being payable hereunder which is allocated to the Generating Set in accordance with the allocation set out in the Fourth Schedule shall be suspended until the Generating Set shall again be rendered fit for use or until the loss of rent insurance effected pursuant to Clause 3.24(B) shall be exhausted (whichever shall be the earlier) but only to the extent that proceeds of the loss of rent insurance effected under this Sub-Lease are paid to the Landlord to reimburse the Landlord for the loss of such rents,

5.6      NOTICES

          (A) Any Notice or other communication required to be given or served under or in connection with this Sub-Lease shall be in writing and shall be sufficiently given or served If delivered or sent:

                  In the case of the Landlord to:

                           Eastern Merchant Properties Limited
                           Wherstead Park,
                           Wherstead
                           Ipswich
                           Suffolk IP99 2AQ

                    or to such other address in substitution therefor as is notified in writing by the Landlord to the Tenant and the Guarantor hereafter


                  In the case of the Tenant to:

                           Eastern Merchant Generation Limited
                           P.O. Box 40
                           Wherstead Park
                           Wherstead
                           Ipswich
                           Suffolk IP9 2AQ

                           Fax:  01473 553002

                           Attention: The Company Secretary
               or to such other address in substitution therefor as is notified in writing by the Tenant to the Landlord hereafter

                  In the case of the Guarantor to:

                           Eastern Group plc
                           PO Box 40
                           Wherstead Park
                           Wherstead
                           Ipswich
                           Suffolk IP9 2AQ

                           Fax:  01473 553002

                           Attention:  The Company Secretary

               or to such other address in substitution therefor as is notified in writing by the Guarantor to the Landlord hereafter;

          (B) Any such notice or other communication shall be delivered by hand or sent by courier fax or prepaid first class post. If sent by courier or fax such notice or communication shall conclusively be deemed to have been given or served at the time of despatch in the case of service in the United Kingdom or on the following Business Day in the case of international service. If sent by post such notice or communication shall conclusively be deemed to have been received two Business Days from the time of posting in the case of inland mail in the United Kingdom or three Business Days from the time of posting in the case of international mail;

          (C) In this Clause 5.6 Business Day means a day on which banks are open for business in England (excluding Saturdays Sundays and public holidays);

5.7      EXCLUSION OF S.62 LPA

         The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Sub-Lease and the only rights granted to the Tenant are those expressly set out in this Sub-Lease and the Tenant shall not by virtue of this Sub-Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this SubLease;

5.8      REPRESENTATION

         The Tenant acknowledges that this Sub-Lease has not been entered into in reliance wholly or partly on any warranty undertaking statement or representation made by or on behalf of the Landlord except any such warranty undertaking statement or representation that is expressly set out in this SubLease and (so far as permitted by law) waives any remedy in respect of any such warranties undertakings statements and representations not expressly set out in this Sub-Lease;

5.9      WORKING DAYS

         In the event that any payment to be made by the Tenant to the Landlord hereunder falls due on a day being a Saturday or a Sunday or a day on which banking institutions in England are authorised by law to close and on which dealings are not carried on in the London Interbank Market in Sterling then such payment shall be made on the immediately preceding day not being such a day;

5.10     SEVERANCE

         If any term or provision of this Sub-Lease is held to be illegal or unenforceable in whole or in part under any enactment or rule of law such term or provision or part shall to the extent be deemed not to form part of this Sub-Lease but the enforceability of the remainder of this Sub-Lease shall not be affected;

5.11     SUPPLY OF GOODS AND SERVICES ACT 1982

         This Sub-Lease contains the whole agreement between the parties relating to the subject matter of this Sub-Lease at the date hereof to the exclusion of any terms which may be implied by law by the Supply of Goods and Services Act 1982;

5.12     WITHHOLDINGS AND DEDUCTIONS

         All sums payable under this Sub-Lease shall be paid free and clear of all deductions or withholdings whatsoever save only as provided in this Sub-Lease or as may be required by law and without abatement or set-off (whether equitable or otherwise). If any deductions or withholdings are required by law the party making the payment shall be obliged to pay the other party such sums as will after such deduction or withholding has been made leave the other party with the same amounts as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding;

6.       GUARANTEE

          The Guarantor covenants with the Landlord in the terms set out in the Sixth Schedule.


          In witness whereof this document has been executed as a Deed the day and year first before written.

                                 FIRST SCHEDULE
                       PARTICULARS OF THE DEMISED PREMISES


          (A) The power station land and buildings known as West Burton Power Station off Gainsborough Road near Retford Nottinghamshire in part registered under title numbers NT248499 NT249030 and NT291811 and shown for the purpose of identification only edged red on the plan annexed hereto and marked "West Burton";

          (B) The power station land and buildings known as Ironbridge Power Station Build was Road Telford Shropshire and shown for the purpose of identification only edged red on the plan annexed hereto and marked "Ironbridge" and the land at Devil's Dingle shown for the purpose of identification only edged red on the plan annexed hereto and marked "Devil's Dingle";

          (C) The power station land and buildings known as Rugeley B Power Station Armitage Road Rugeley Staffordshire in part registered under title numbers SF7714 and SF86718 and shown for the purpose of identification only edged red on the plan annexed hereto and marked "Rugeley B";

                                 SECOND SCHEDULE
                                     PART 1
                                 RIGHTS GRANTED


In favour of the Tenant and its lessees agents and licensees and other persons who now have or may hereafter be granted similar rights by the Tenant:

The right of passage and running of water telephone electricity telegraphic and other services and supplies of whatever nature from and to the Demised Premises through such of the Conduits currently serving the Demised Premises which are at the date of this Sub-Lease in on or under the Adjoining Property and the right at all reasonable times with or without workmen on giving reasonable notice (except in an emergency) to the Superior Landlord to enter and remain upon those parts of the Adjoining Property for the purpose of inspecting cleansing repairing and maintaining such existing Conduits subject to the Tenant causing the minimum disturbance and damage to the Adjoining Property which is reasonably practicable and making good forthwith all damage caused thereby to the Adjoining Property to the reasonable satisfaction of the Superior Landlord;

Provided that the Superior Landlord shall have the right at its own expense to divert or relocate such Conduits to a reasonable alternative location and the Tenant shall cooperate in respect thereof and shall (where appropriate) permit the Superior Landlord to divert or relocate such Conduits in or under the Demised Premises the Superior Landlord causing the minimum disturbance and damage to the Demised Premises which is reasonably practicable and making good forthwith all damage caused thereby to the Demised Premises to the reasonable satisfaction of the Tenant.


                                     PART 2
                  EXCEPTIONS AND RESERVATIONS OUT OF THE DEMISE

In favour of the Superior Landlord and its lessees agents and licensees and all other persons who now have or may hereafter be granted similar rights by the
Landlord:

     1. The right to erect or to consent hereafter to any person erecting a new building or to alter any building for the time being on the Adjoining Property in such manner as the Superior Landlord or the person or persons exercising such right may think fit and notwithstanding that such alteration or erection may diminish the access of light and air enjoyed by the Demised Premises and the right to deal with the Adjoining Property as it may think fit;

     2. At all reasonable times so far as may be necessary or desirable with or without workmen the right on giving reasonable notice (except in emergency) to the Tenant to enter and remain upon the Demised Premises with all necessary tools appliances and materials for the purpose of carrying out construction or demolition work at the Adjoining Property or repairing altering or rebuilding the Adjoining Property and to cleanse empty remove replace and repair or carry out works to any of the Conduits belonging to the same;

     3. At all reasonable times until the Satisfaction Date but not thereafter so far as may be necessary with or without workmen the right on giving reasonable notice (except in emergency) to the Tenant to enter and remain upon the Demised Premises with all necessary tools appliances and materials for the purpose of repairing or rebuilding the Demised Premises and to cleanse empty and repair any of the Conduits belonging to the same where the Tenant is in breach of its obligations hereunder in relation thereto;

     4. The right to lay Conduits at the Demised Premises for the benefit of any Adjoining Property and the right of passage and running of water steam soil gas telephone electricity telegraphic and other services and supplies of whatsoever nature from and to the Adjoining Property through such of the Conduits serving the Adjoining Property which now are or may before the expiration of a period of eighty years from the date hereof (which is the Perpetuity Period applicable to this Sub-Lease) be in on or under the Demised Premises and the right at all reasonable times with or without workmen on giving reasonable notice (except in emergency) to the Tenant to enter and remain upon the Demised Premises for the purpose of laying inspecting repairing renewing relaying cleansing maintaining and connecting up to any such existing or future Conduits; Provided that the Tenant shall have the right at its own expense to divert or relocate such Conduits to a reasonable alternative location within the Demised Premises and the Landlord shall co-operate in respect thereof.

          Provided that the Landlord shall use all reasonable endeavours to cause the minimum disturbance and damage to the Demised Premises which is reasonably practicable in the exercise of the rights contained in paragraphs 2, 3 and 4 of this Schedule and shall make good forthwith all damage caused thereby to the Demised Premises to the reasonable satisfaction of the Tenant.

                                 THIRD SCHEDULE

            DOCUMENTS WHICH AFFECT OR RELATE TO THE DEMISED PREMISES


     (A) WEST BURTON POWER STATION:

------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
I FREEHOLD DEEDS
------------------------------------------------------------------------------------------------
PART A
------------------------------------------------------------------------------------------------
23 December 1921            Conveyance                  Rt. Hon. Digby Wentworth
                                                        Bayard Baron Middleton and
                                                        others (1) F. Wright Esq. (2)
------------------------------------------------------------------------------------------------
1960                        Abstract of Title           Executors of F. Wright Deceased
------------------------------------------------------------------------------------------------
28 March 1961               Conveyance                  Personal Representatives of F.
                                                        Wright Deceased (1) to The
                                                        Central Generating Board
                                                        ("CEGB") (2)
------------------------------------------------------------------------------------------------
PART B
------------------------------------------------------------------------------------------------
1960                        Abstract of Title           F.E. Warburton, Esq.
------------------------------------------------------------------------------------------------
9 May 1961                  Conveyance                  F.E. Warburton (1) to CEGB (2)
------------------------------------------------------------------------------------------------
PART C
------------------------------------------------------------------------------------------------
1960                        Abstract of Title           R. Speed, Esq.
------------------------------------------------------------------------------------------------
25 April 1961               Conveyance                  R. Speed (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART D
------------------------------------------------------------------------------------------------
6 October 1921              Conveyance                  Rt. Hon. Digby Wentworth
                                                        Bayard, Baron Middleton and
                                                        others (1) Mr. J.B. Booth (2)
------------------------------------------------------------------------------------------------
9 June 1961                 Deed Supplemental to Assent J.B. Brown Deceased
                            3.12.1956
------------------------------------------------------------------------------------------------
15 June 1961                Conveyance                  Mrs. E.M.W. Brown & Others
                                                        (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART E
------------------------------------------------------------------------------------------------
30 December 1921            Copy Conveyance             Baron Middleton & Others (1)
                                                        T.H. Atkinson (2)
------------------------------------------------------------------------------------------------
6 July 1961                 Acknowledgement             R. Collier, Esq.
------------------------------------------------------------------------------------------------
6 July 1961                 Conveyance                  R. Collier, Esq. (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART F
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
1960                        Abstract of Title           Personal Representative of Mr.
                                                        Frederick Hill
------------------------------------------------------------------------------------------------
22 June 1961                Acknowledgement             Midland Bank Executors and
                                                        Trustee Co. Ltd. (1) CEGB (2)
------------------------------------------------------------------------------------------------
22 June 1961                Conveyance                  Personal Representative of F. Hill
                                                        Deceased (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART G
------------------------------------------------------------------------------------------------
1961                        Abstract of Title           J.W. Baddiley
------------------------------------------------------------------------------------------------
17 July 1961                Conveyance                  J.W. Baddiley (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART H
------------------------------------------------------------------------------------------------
13 September 1949           Conveyance                  J.B. Brown (1) J.A. Forrest (2)
------------------------------------------------------------------------------------------------
18 April 1961               Conveyance                  Mr. J.A. Forrest (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART I
------------------------------------------------------------------------------------------------
1947                        Abstract of Title           J.W. Muntus
------------------------------------------------------------------------------------------------
10 May 1961                 Conveyance                  P.E. Muntus (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART J
------------------------------------------------------------------------------------------------
1960                        Abstract Title
------------------------------------------------------------------------------------------------
4 December 1961             Conveyance                  Murgatroyd (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART K
------------------------------------------------------------------------------------------------
1961                        Abstract of Title
------------------------------------------------------------------------------------------------
20 November 1961            Conveyance                  Personal Representatives of
                                                        E.W.S. Foljambe (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART L
------------------------------------------------------------------------------------------------
24 November 1961            Conveyance                  BTC (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART M
------------------------------------------------------------------------------------------------
1948                        Abstract of Title
------------------------------------------------------------------------------------------------
25 April 1961               Conveyance                  Bland (1) CEGB (2)
------------------------------------------------------------------------------------------------
PART N
------------------------------------------------------------------------------------------------
1966                        Abstract of Title
------------------------------------------------------------------------------------------------
1 July 1966                 Conveyance                  Nottingham County Council (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
PART P
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                            Entries on the registers of
                            title number NT248499
------------------------------------------------------------------------------------------------
PART Q
------------------------------------------------------------------------------------------------
12 September 1989           Contract                    C. Brown (1) CEGB (2)
------------------------------------------------------------------------------------------------
                            Entries on the registers of
                            title number NT249030
------------------------------------------------------------------------------------------------
PART R
------------------------------------------------------------------------------------------------
                            Entries on the registers of
                            title number NT291811
------------------------------------------------------------------------------------------------
AS TO WHOLE
-----------------------------------------------------------------------------------
26 October 1962             Highway Diversion Order
------------------------------------------------------------------------------------------------
1 November 1990             Government Debenture Deed   Secretary of State for Energy (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
20 June 1996                Conveyance                  National Power PLC (1) Severn
                                                        Trent Water Ltd. (2)
------------------------------------------------------------------------------------------------
II CONSENTS LICENCES AND
WAYLEAVES
------------------------------------------------------------------------------------------------
13 June 1961                Wayleave Order              Minister of Public
------------------------------------------------------------------------------------------------
4 October 1963              Notice of abandonment of
                            oil pipeline               Minister of Public
                            pipeline
------------------------------------------------------------------------------------------------
16 June 1994                Wayleave                    East Midlands Electricity plc (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
28 October 1976             Sidings Agreement           British Railways Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
17 February 1995            BT Wayleave                 British Telecom Plc (1) National
                                                        Power PLC (2)
------------------------------------------------------------------------------------------------
16 September 1993           Section 106 Agreement       Nottingham County Council (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
22 November 1966            Deed of Grant               Crown Estates (1) CEGB (2)
------------------------------------------------------------------------------------------------
20 June 1996                Deed of Grant               National Power PLC (1) Severn
                                                        Trent Water Ltd. (2)
------------------------------------------------------------------------------------------------
III. LEASES AND LICENSES
------------------------------------------------------------------------------------------------
31 March 1990               Lease                       National Power PLC (1) The
                                                        National Grid Company Plc
                                                        ("NGC") (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
29 September 1994           Tenancy                     National Power PLC (1)
                                                        P D & R E Warburton (2)
------------------------------------------------------------------------------------------------
22 March 1995               Grazing Licence             National Power PLC (1)
                                                        A.R. Baker (2)
------------------------------------------------------------------------------------------------
22 March 1995               Grazing License             National Power PLC (1)
                                                        C. G. Rowles Nicholson (2)
------------------------------------------------------------------------------------------------
22 March 1995               Grazing Licence             National Power PLC (1)
                                                        D.B. Brown (2)
------------------------------------------------------------------------------------------------
13 December 1993            Agricultural Licence        National Power PLC (1)
                                                        C.G. Rowles Nicholson (2)
------------------------------------------------------------------------------------------------
26 June 1996                Supplemental Lease          National Power PLC (1) NGC (2)
------------------------------------------------------------------------------------------------
26 June 1996                Deed of Variation           National Power PLC (1) NGC (2)
------------------------------------------------------------------------------------------------
25 June 1996                Lease                       National Power PLC (1) Ash
                                                        Resources Limited (2)
------------------------------------------------------------------------------------------------
IV.  THE TRANSFER SCHEME
DOCUMENTS
------------------------------------------------------------------------------------------------
30 March 1990               Licence to Retain Assets    CEGB (1) East Midlands
                                                        Electricity Board (2)
------------------------------------------------------------------------------------------------
30 March 1990               Interface Agreement         CEGB (1) East Midlands
                                                        Electricity Board (2)
------------------------------------------------------------------------------------------------
31 March 1990               Interface Agreement         National Power PLC (1) NGC (2)
------------------------------------------------------------------------------------------------
31 March 1990               Deed of Easement for Lines  National Power PLC (1) to NGC
                            and Cables                      (2)
------------------------------------------------------------------------------------------------
I FREEHOLD DEEDS
------------------------------------------------------------------------------------------------
AS TO PART A
------------------------------------------------------------------------------------------------
8 August 1928               Conveyance                  H.R. Moseley (1) H.G. Archer &
                                                        G. Elliott (2) WMJEA (3)
------------------------------------------------------------------------------------------------
10 September 1928           Letter
------------------------------------------------------------------------------------------------
15 October 1928             Agreement                   F.G. Fowler (1) WMJEA (2)
------------------------------------------------------------------------------------------------
15 October 1928             Agreement                   W. Bishop (1) WMJEA (2)
------------------------------------------------------------------------------------------------
15 October 1928             Agreement                   W.W. Parkes (1)
                                                        WMJEA (2)
------------------------------------------------------------------------------------------------
15 October 1928             Agreement                   E Morgan (1) WMJEA (2)
------------------------------------------------------------------------------------------------
15 October 1928             Agreement                   E Hobson (1) WMJEA (2)
------------------------------------------------------------------------------------------------
23 October 1928             Agreement                   F.M. Cope-Darby (1) WMJEA
                                                        (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
30 July 1965                Conveyance                  CEGB (1) F. Lee & J. Lee (2)
------------------------------------------------------------------------------------------------
AS TO PART B
------------------------------------------------------------------------------------------------
1964                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
16 October 1964             Conveyance                  E.G. Wilkes (1) CEGB (2)
------------------------------------------------------------------------------------------------
26 August 1982              Conveyance                  CEGB (1) Mr. and Mrs. J. A.
                                                        Owen (2)
------------------------------------------------------------------------------------------------
24 June 1859                Deed of Release and         E. Moseley & Others (1) Severn
                            Disentailing Assurance      Valley Railway Company (2) and
                                                        W. Moseley (1) Severn Valley
                                                        Railway Company (2)
------------------------------------------------------------------------------------------------
24 March 1860               Disentailing Assurance      W. Moseley (1) Severn Junction
                                                        Railway Co. (2)
------------------------------------------------------------------------------------------------
16 April 1929               Agreement                   Great Western Railway Co. (1)
                                                        F. Woodgates (2)
------------------------------------------------------------------------------------------------
1947                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
26 January 1953             Agreement                   BTC (1) R.H.V. Drury (2)
------------------------------------------------------------------------------------------------
30 March 1966               Conveyance                  R.H.V. Drury (1) CEGB (2)
------------------------------------------------------------------------------------------------
9 March 1976                Agreement                   CEGB (1) A. Shropshire & J.
                                                        Jones (2)
------------------------------------------------------------------------------------------------
24 September 1986           Duplicate Conveyance        CEGB (1) Mr. and Mrs. M. Kay
                                                        (2)
------------------------------------------------------------------------------------------------
8 May 1980                  Conveyance                  CEGB (1) Shropshire County
                                                        Council (2)
------------------------------------------------------------------------------------------------
5 February 1986             Letter                      Nature Conservancy Council
------------------------------------------------------------------------------------------------
28 March 1991               Conveyance                  M. Roberts & Others (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
20 December 1995            Conveyance                  National Power PLC (1) R.H.
                                                        Jones (2)
------------------------------------------------------------------------------------------------
AS TO PART D
------------------------------------------------------------------------------------------------
16 November 1925            Guardianship Deed           Commissioners for Works (1)
                                                        Moseley (2)
------------------------------------------------------------------------------------------------
1928                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
8 August 1928               Conveyance                  H. Moseley (1) WMJEA (2)
------------------------------------------------------------------------------------------------
27 September 1948           Agreement                   BTC (1) J.B. Carr (2)
------------------------------------------------------------------------------------------------
2 June 1961                 Guardianship Deed           H.R. Moseley (1) Commissioners
                                                        for Works (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
1 March 1963                Conveyance                  J.B. Carr (1) CEGB (2)
------------------------------------------------------------------------------------------------
8 May 1980                  Conveyance                  CEGB (1) Shropshire County
                                                        Council (2)
------------------------------------------------------------------------------------------------
10 April 1981               Notice of Ancient Monument  Secretary of State for the
                                                        Environment
------------------------------------------------------------------------------------------------
11 May 1994                 Deed of Exchange            National Power PLC (1)
                                                        The Secretary of State for
                                                        National Heritage (2)
------------------------------------------------------------------------------------------------
11 February 1994            Duplicate Conveyance        National Power PLC (1)
                                                        Shropshire County Council (2)
------------------------------------------------------------------------------------------------
9 February 1984             Subsidiary Vesting Deed     CEGB (1) F.W. Carder & Others
                                                        (2)
------------------------------------------------------------------------------------------------
21 December 1995            Deed of Guardianship        National Power PLC (1)
                                                        Secretary of State for National
                                                        Heritage (2)
------------------------------------------------------------------------------------------------
AS TO PART E
------------------------------------------------------------------------------------------------
28 October 1859             Conveyance                  Rt. Hon. Lord Forester (1)
                                                        Severn Valley Railway Co. (2)
------------------------------------------------------------------------------------------------
24 March 1860               Conveyance                  W. Moseley (1) Severn Junction
                                                        Railway Co. (2)
------------------------------------------------------------------------------------------------
18 October 1881             Conveyance                  W. Moseley (1) The Wenlock
                                                        Railway Co. (2)
------------------------------------------------------------------------------------------------
1 March 1941                Agreement                   Salop County Council (1) Great
                                                        Western Railway Company (2)
------------------------------------------------------------------------------------------------
15 January 1953             Agreement                   BTC (1) H.A.L. Price (2)
------------------------------------------------------------------------------------------------
16 December 1966            Conveyance                  British Railways Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
AS TO PART F
------------------------------------------------------------------------------------------------
1964                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
5 May 1967                  Conveyance                  W.A.E. Pryce (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART G
------------------------------------------------------------------------------------------------
1966                        Examined Abstract of Title  H.G. Passey
------------------------------------------------------------------------------------------------
8 August 1968               Conveyance                  H.G. Passey (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART H
------------------------------------------------------------------------------------------------
1954                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
23 May 1967                 Conveyance                  F.R. Coldicutt (1) CEGB (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
AS TO PART I
------------------------------------------------------------------------------------------------
1928                        Abstract of Title           H.R. Moseley (1) H.G. Archer &
                                                        Another (2) F. Woodgates (3)
------------------------------------------------------------------------------------------------
7 July 1930                 Conveyance                  F. Woodgates (1) M. Gilmore (2)
------------------------------------------------------------------------------------------------
27 January 1934             Agreement                   H.R. Moseley (1) M. Gilmore
------------------------------------------------------------------------------------------------
21 August 1942              Agreement                   J. Stokes (1) H. Gilmore (2)
------------------------------------------------------------------------------------------------
20 September 1968           Conveyance                  P.R. Gilmore (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART J
------------------------------------------------------------------------------------------------
24 December 1929            Conveyance                  F. Woodgates (1) L.M. Mason
                                                        (2)
------------------------------------------------------------------------------------------------
26 August 1968              Conveyance                  L.M. Mason (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART K
------------------------------------------------------------------------------------------------
18 January 1929             Conveyance                  F. Woodgates (1) H. Gilmore (2)
------------------------------------------------------------------------------------------------
7 November 1969             Land Charges Search         G1060269
------------------------------------------------------------------------------------------------
20 November 1969            Deed of Exchange            CEGB (1) L.E. Gilmore (2)
------------------------------------------------------------------------------------------------
AS TO PART L
------------------------------------------------------------------------------------------------
27 February 1970            Deed of Exchange            CEGB (1) E.H. Gilmore (2)
------------------------------------------------------------------------------------------------
AS TO PART M
------------------------------------------------------------------------------------------------
25 September 1956           Conveyance                  E.C. Baillie & Another (1) E.G.
                                                        Wilkes (2)
------------------------------------------------------------------------------------------------
4 August 1969               Conveyance                  E.G. Wilkes (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART N
------------------------------------------------------------------------------------------------
1 June 1934                 Conveyance                  J. Todd (1) Hon. Hamilton
                                                        Russell (2)
------------------------------------------------------------------------------------------------
8 April 1970                Conveyance                  Coates of Kidderminster Ltd. (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART O
------------------------------------------------------------------------------------------------
10 January 1947             Conveyance                  J. Stokes & Another (1) M.A.
                                                        Gilmore (2)
------------------------------------------------------------------------------------------------
25 January 1955             Conveyance                  J.B. Carr (1) L.D.M. Whitney
                                                        (2)
------------------------------------------------------------------------------------------------
17 January 1972             Conveyance                  E.H. Gilmore (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART P
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
1951                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
4 May 1976                  Conveyance                  Mr. and Mrs. F. Lee (1) CEGB
------------------------------------------------------------------------------------------------
AS TO PART Q
------------------------------------------------------------------------------------------------
5 July 1967                 Conveyance                  British Railways Board (1) A.J.
                                                        Heritage (2)
------------------------------------------------------------------------------------------------
13 December 1928            Conveyance                  F Woodgates (1) GWR Company
                                                        (2)
------------------------------------------------------------------------------------------------
11 March 1974               Conveyance                  British Railways Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
11 May 1994                 Deed of Exchange            National Power PLC (1) The
                                                        Secretary of State for National
                                                        Heritage (2)
------------------------------------------------------------------------------------------------
AS TO PART R
------------------------------------------------------------------------------------------------
11 May 1994                 Deed of Exchange            National Power PLC (1) The
                                                        Secretary of State for National
                                                        Heritage (2)
------------------------------------------------------------------------------------------------
AS TO WHOLE
------------------------------------------------------------------------------------------------
1 December 1990             Government Debenture Deed   Secretary of State for Energy (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
II LICENCES AND
EASEMENTS
------------------------------------------------------------------------------------------------
10 March 1931               Agreement                   Great Western Railway Co (1)
                                                        WMJEA (2)
------------------------------------------------------------------------------------------------
5 April 1938                Agreement                   Great Western Railway Co (1)
                                                        WMJEA (2)
------------------------------------------------------------------------------------------------
11 December 1940            Agreement                   Great Western Railway Co (1)
                                                        WMJEA (2)
------------------------------------------------------------------------------------------------
9 April 1957                Wayleave                    CEA (1) Post Office (2)
------------------------------------------------------------------------------------------------
28 March 1964               Agreement                   Atcham RDC (1) CEGB (2)
------------------------------------------------------------------------------------------------
1 April 1965                Agreement for Domestic      W Shropshire Water
1 January 1970              Water Supply                Board (1) CEGB (2)
------------------------------------------------------------------------------------------------
14 August 1964              Agreement for Dedication of CEGB (1) Salop County Council
                            Land for Highway Purposes   (2)
------------------------------------------------------------------------------------------------
15 June 1966                Licence to Impound and      Severn River Authority (1) CEGB
                            Inland Water                (2)
------------------------------------------------------------------------------------------------
15 July 1966                Deed of Easement            A.L. Lowe (1) CEGB (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
27 July 1966                Deed of Easement            P.J. Garvey (1) CEGB (2)
------------------------------------------------------------------------------------------------
27 May 1980                 Wayleave                    Midlands Electricity Board (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
24 March 1969               Deed of Covenant            CEGB (1) Mr. and Mrs. F. Lee
                                                        (2)
------------------------------------------------------------------------------------------------
11 October 1972             Sidings Agreement           BRB (1) CEGB (2)
------------------------------------------------------------------------------------------------
July 1976                   Wayleave                    CEGB (1) The Post Office (2)
------------------------------------------------------------------------------------------------
4 May 1976                  Duplicate Deed of Grant of  CEGB (1) Shropshire County
                            Easement                    Council (2)
------------------------------------------------------------------------------------------------
8 May 1980                  Deed of Grant of Easement   CEGB (1) Shropshire County
                                                        Council (2)
------------------------------------------------------------------------------------------------
21 September 1984           Deed of Variation           CEGB (1) Shropshire County
                                                        Council (2)
------------------------------------------------------------------------------------------------
2 March 1983                Deed of Grant of Easement   Mr. and Mrs. O.E. Wood (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
25 June 1982                Deed of Grant of Easement   J.E. Arthur (1) CEGB (2)
------------------------------------------------------------------------------------------------
25 June 1982                Consent of Grant of
                            Easement                    R.D. Reynolds (1) CEGB (2)
------------------------------------------------------------------------------------------------
2.4.1982                    Deed of Easement            Mr. Passey (1) CEGB (2)
------------------------------------------------------------------------------------------------
2.2.1982                    Consent of Easement         A. Ratcliffe and others (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
11 August 1982              Deed of Grant of Easement   M. Berkeley (1) CEGB (2)
------------------------------------------------------------------------------------------------
4 February 1982             Deed of Covenant            M. Passey & Another (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
29 December 1962            Deed of Covenant            H.G. Passey (1) The Agricultural
                                                        Mortgage Corporation Limited (2)
                                                        CEGB (3)
------------------------------------------------------------------------------------------------
10 December 1954            Wayleave                    Post Office (1) CEA (2)
------------------------------------------------------------------------------------------------
27 June 1979                Deed of Covenant            E. Passey (1) CEGB (2)
------------------------------------------------------------------------------------------------
III.  LEASES
------------------------------------------------------------------------------------------------
25 January 1973             Lease                       CEGB (1) J. Aitchison (2)
------------------------------------------------------------------------------------------------
*30 March 1990              Lease                       CEGB (1) Midland Electricity
                                                        Board (2)
------------------------------------------------------------------------------------------------
2 November 1990             Deed of Confirmation        National Power PLC (1)
                                                        Midlands Electricity PLC (2)
------------------------------------------------------------------------------------------------
*31 March 1990              Lease                       National Power PLC (1) The
                                                        National Grid Company plc (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
20 September 1983           Lease                       CEGB (1) Severn Trent Water
                                                        Authority (2)
------------------------------------------------------------------------------------------------
9 March 1976                Counterpart Agricultural
                            Tenancy                     National Power PLC (1) A.E.
                                                        Shropshire and J.K. Jones (2)
------------------------------------------------------------------------------------------------
15 April 1996               Grazing Licence             National Power PLC (1)
                                                        M. Aitchison (2)
------------------------------------------------------------------------------------------------
15 April 1996               Grazing Licence             National Power PLC (1)
                                                        R. Lewis (2)
------------------------------------------------------------------------------------------------
15 April 1996               Grazing Licence             National Power PLC (1)
                                                        R. Lewis (2)
------------------------------------------------------------------------------------------------
20 December 1995            Deed                        National Power PLC (1)
                                                        J.K. Jones (2)
------------------------------------------------------------------------------------------------
26 June 1996                Supplemental Lease and Deed National Power PLC (1)
                            of Variation                NGC (2)
------------------------------------------------------------------------------------------------
IV.  TRANSFER SCHEME
DOCUMENTS
------------------------------------------------------------------------------------------------
31 March 1990               Interface Agreement         The National Grid Company plc
                                                        (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
31 March 1990               Deed of Grant               National Power PLC (1)
                                                        The National Grid Company plc
                                                        (2)
------------------------------------------------------------------------------------------------
30 March 1990               Licence to Retain Assets    National Power PLC (1)
                                                        Midlands Electricity Board (2)
------------------------------------------------------------------------------------------------
30 March 1990               Interface Agreement         National Power PLC (1)
                                                        Midlands Electricity Board (2)
------------------------------------------------------------------------------------------------
(C)      RUGELEY B POWER
         STATION:
------------------------------------------------------------------------------------------------
AS TO PART A
------------------------------------------------------------------------------------------------
21 November 1923            Conveyance                  Trustees of Earl of Shrewsbury &
                                                        Earl Talbot (1) B Neville (2)
------------------------------------------------------------------------------------------------
16 October 1953             Conveyance                  W.E. Dunnicliffe (1)
                                                        BEA (2)
------------------------------------------------------------------------------------------------
AS TO PART B
------------------------------------------------------------------------------------------------
7 December 1953             Conveyance                  Earl of Shrewsbury (1)
                                                        BEA (2)
------------------------------------------------------------------------------------------------
14 April 1965               Deed of Exchange            CEGB (1) NCB (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
26 August 1955              The BEA (Langley Common)
                            CPO 1954
------------------------------------------------------------------------------------------------
AS TO PART C
------------------------------------------------------------------------------------------------
24 December 1953            Conveyance                  H. Clarke (1) BEA (2)
------------------------------------------------------------------------------------------------
14 April 1965               Deed of Exchange            CEGB (1) NGC (2)
------------------------------------------------------------------------------------------------
22 January 1986             Transfer Deed               CEGB (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------
26 August 1955              The BEA (Langley Common)
                            CPO 1954
------------------------------------------------------------------------------------------------
AS TO PART D
------------------------------------------------------------------------------------------------
1953                        Examined Abstract of Title
                            and Supplemental Abstract
------------------------------------------------------------------------------------------------
16 October 1953             Conveyance                  H.I. Meanley (1) BEA (2)
------------------------------------------------------------------------------------------------
AS TO PART E
------------------------------------------------------------------------------------------------
1953                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
4 June 1954                 Conveyance                  The Shrewsbury & Wem Brewery
                                                        Company & Others (1)
                                                        BEA (2)
------------------------------------------------------------------------------------------------
14 April 1965               Deed of Exchange            CEGB (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------
22 January 1986             Transfer Deed               CEGB (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------
AS TO PART F
------------------------------------------------------------------------------------------------
28 October 1954             Conveyance                  A.C. Caddick (1) BEA (2)
------------------------------------------------------------------------------------------------
AS TO PART G
------------------------------------------------------------------------------------------------
1954                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
6 December 1954             Conveyance                  S. Craddock (1) BEA (2)
------------------------------------------------------------------------------------------------
AS TO PART H
------------------------------------------------------------------------------------------------
24 June 1946                Conveyance                  H.C. Ridout (1)
                                                        Rugeley UDC (2)
------------------------------------------------------------------------------------------------
8 February 1963             Conveyance                  Rugeley UDC (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART I
------------------------------------------------------------------------------------------------
1963                        Examined Abstract of Title

------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
22 June 1963                Conveyance                  F. Smith (1) CEGB (2)
------------------------------------------------------------------------------------------------
19 January 1981             Transfer Deed               CEGB (1) British Waterways
                                                        Board (2)
------------------------------------------------------------------------------------------------
20 May 1985                 Conveyance                  CEGB (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------
7 May 1986                  Deed of Rectification       CEGB (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------
AS TO PART J
------------------------------------------------------------------------------------------------
29 August 1949              Conveyance                  W.T. Punchard (1) S.J. Taylor
                                                        (2)
------------------------------------------------------------------------------------------------
3 November 1964             Conveyance                  S.J. Taylor (1) CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART K
------------------------------------------------------------------------------------------------
9 April 1956                Conveyance                  S.J. Taylor (1) G.A. Rutter (2)
------------------------------------------------------------------------------------------------
15 January 1965             Conveyance                  H. Bradshaw & E. Green (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART L
------------------------------------------------------------------------------------------------
31 January 1966             Conveyance                  CEGB (1) B.G. Gould (2)
------------------------------------------------------------------------------------------------
19 September 1972           Conveyance                  CEGB (1) Rugeley UDC (2)
------------------------------------------------------------------------------------------------
16 March 1977               Conveyance                  CEGB (1) M.J. Gleeson Ltd. (2)
------------------------------------------------------------------------------------------------
4 November 1977             Conveyance                  CEGB (1) ABI Properties Ltd.
                                                        (2)
------------------------------------------------------------------------------------------------
30 June 1978                Conveyance                  CEGB (1) Impetus Engineering
                                                        Ltd. (2)
------------------------------------------------------------------------------------------------
20 December 1978            Conveyance                  CEGB (1) Siaco Ltd. (2)
------------------------------------------------------------------------------------------------
AS TO PART M
------------------------------------------------------------------------------------------------
2 June 1954                 Conveyance                  S. Johnson (1)
                                                        A. Parker & Sons Ltd. (2)
------------------------------------------------------------------------------------------------
24 February 1965            Conveyance                  A. Parker & Sons Ltd. (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
19 September 1972           Conveyance                  CEGB (1) Rugeley UDC (2)
------------------------------------------------------------------------------------------------
AS TO PART N
------------------------------------------------------------------------------------------------
9 October 1912              Conveyance                  H. Sharratt (1) Rugeley
                                                        UDC (2)
------------------------------------------------------------------------------------------------
6 June 1961                 Licence                     NCB (1) Rugeley UDC (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
13 April 1965               Conveyance                  Rugeley UDC (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
AS TO PART O
------------------------------------------------------------------------------------------------
1958                        Examined Abstract of Title
------------------------------------------------------------------------------------------------
14 April 1965               Deed of Exchange            CEGB (1) NCB (2)
------------------------------------------------------------------------------------------------
AS TO PART P
------------------------------------------------------------------------------------------------
29 July 1966                Conveyance                  Official Custodian for Charities
                                                        (1) Stafford County Council (2)
                                                        CEGB (3)
------------------------------------------------------------------------------------------------
AS TO PART Q
------------------------------------------------------------------------------------------------
30 May 1952                 Conveyance                  C.B. Walker (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
14 April 1953               Conveyance                  R. Gates (1) National Coal Board
                                                        (2)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
23 September 1953           Conveyance                  A. Parker (1) National Coal
                                                        Board (2)
------------------------------------------------------------------------------------------------
18 June 1952                Conveyance                  Earl of Shrewsbury (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
30 November 1951            Conveyance                  F. Ridout (1) National Coal
                                                        Board (2)
------------------------------------------------------------------------------------------------
31 May 1954                 Conveyance                  T. Swan & Co. (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
8 April 1952                Conveyance                  A. Parker (1) National Coal
                                                        Board (2)
------------------------------------------------------------------------------------------------
4 September 1952            Conveyance                  A. Caddick (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
24 January 1953             Conveyance                  M.J. Richard (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
5 July 1957                 Conveyance                  Official Trustee Charities (1)
                                                        National Coal Board (2)
------------------------------------------------------------------------------------------------
5 August 1966               Conveyance                  National Coal Board (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
Various                     Easements for lines and
                            cables                      Midlands Electricity Board (1)
                                                        Various (2)
------------------------------------------------------------------------------------------------
AS TO PART R
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            Entries on the registers of
                            title number SF7714
------------------------------------------------------------------------------------------------
AS TO PART S
------------------------------------------------------------------------------------------------
                            Entries on the registers of
                            title number SF86718
------------------------------------------------------------------------------------------------
5 April 1976                Conveyance                  CEGB (1) British Waterways
                                                        Board (2)
------------------------------------------------------------------------------------------------
II.  LICENCES
------------------------------------------------------------------------------------------------
22 July 1947                Equitable Easement          Rugeley UDC (1) Earl of
                                                        Shrewsbury and Others (2)
------------------------------------------------------------------------------------------------
19 January 1962             Pillar of Support Agreement National Coal Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
19 June 1970                Agreement for supply of
                            water to Rugeley B          South Staffordshire
                                                        Water Works Company (1)
                                                        CEGB (2)
------------------------------------------------------------------------------------------------
5 July 1972                 Sidings Agreement           British Railways Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
20 January 1966                                         CEGB (1) Celcon Limited (2)
------------------------------------------------------------------------------------------------
27 September 1973           Deed of Grant               British Railways Board (1) CEGB
                                                        (2)
------------------------------------------------------------------------------------------------
                            Various stopping up orders  Ministry of Transport
------------------------------------------------------------------------------------------------
8 January 1995              Wayleave                    National Power PLC (1)
                                                        Midlands Electricity plc (2)
------------------------------------------------------------------------------------------------
26 June 1994                Licence                     National Power PLC (1)
                                                        F.W. Lewis (2)
------------------------------------------------------------------------------------------------
10 September 1990           Deed of Release             S. Smith & Others (1)
                                                        National Power PLC (2)
------------------------------------------------------------------------------------------------
11 July 1995                Licence                     National Power PLC (1)
                                                        Milk Marque Lloyd Fraser (Daily
                                                        Services) Limited (2)
------------------------------------------------------------------------------------------------
III.  LEASES
------------------------------------------------------------------------------------------------
7 August 1995               Lease                       National Power PLC (1)
                                                        Pozzolanic Lytag Limited (2)
------------------------------------------------------------------------------------------------
*30 March 1990              Lease                       CEGB (1) and
                                                        Midlands Electricity Board (2)
------------------------------------------------------------------------------------------------
*31 March 1990              Lease                       National Power PLC (1)
                                                        NGC (2)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DATE                        DOCUMENT                    PARTIES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
2 November 1990             Deed of Confirmation        National Power PLC (1)
                                                        Midlands Electricity PLC (2)
------------------------------------------------------------------------------------------------
*26 June 1996               Supplemental Lease          National Power PLC (1)
                                                        NGC (2)
------------------------------------------------------------------------------------------------
IV.      THE TRANSFER
         SCHEME
         DOCUMENTS
------------------------------------------------------------------------------------------------
30 March 1990               Interface Agreement         CEGB (1)
                                                        Midlands Electricity Board (2)
------------------------------------------------------------------------------------------------
30 March 1990               Licence to Retain Assets    Central Electricity Generating
                                                        Board (1)
                                                        Midlands Electricity Board (2)
------------------------------------------------------------------------------------------------
31 March 1990               Deed of Grant               National Power PLC (1)
                                                        The National Grid Company plc
                                                        (2)
------------------------------------------------------------------------------------------------
31 March 1990               Interface Agreement         National Grid Company plc (1)
                                                        National Power PLC (2)
================================================================================================

                                 FOURTH SCHEDULE
              ALLOCATION OF RENT FIRST RESERVED TO GENERATING SETS


         Generating Set                                 Rent ((pound) per annum)

(A)      West Burton Power Station

         Generating Set 1                                         25,000,000
         Generating Set 2                                         25,000,000
         Generating Set 3                                         25,000,000
         Generating Set 4                                         25,000,000

(B)      Ironbridge Power Station

         Generating Set 1                                         25,000,000
         Generating Set 2                                         25,000,000

(C)      Rugeley B Power Station

         Generating Set 1                                         25,000,000
         Generating Set                                           25,000,000

                                 FIFTH SCHEDULE
                    SUPERIOR LANDLORD'S FIXTURES AND FITTINGS


(A)      West Burton Power Station

            QUANTITY                           DESCRIPTION

                1                              Heavy Oil Tanks

                1                              Coal Handling Plant System

                1                              Rail Weighbridge

                I                              Road Weighbridge

                1                              Ash & Dust Handling Plant System

                1                              Final Metering Scheme

                4                              Boiler Structures

                4                              Boiler-Feedwater Systems

                4                              Boiler-Combustion Air System

                4                              Boiler-Gas System

                4                              Oil & Gas Firing System

                4                              Coal Firing System

                4                              Low Nox Burners

                4                              Boiler Auxiliary System

                1                              Boiler Control & Protection
                                               Systems

                4                              HP & IP Turbine plus Auxiliaries

                4                              LP Turbines plus Auxiliaries

                4                              Generator plus Auxiliaries

                4                              Governing Equip & Hydraulic

                4                              Condenser & Air Extraction

                4                              Condensate System

                4                              Taprogge System

                4                              LP Feed Heating

                4                              Feedwater Tanks

                8                              Electric Feed Pump

                4                              Main Boiler Feed Pump Turbine
                                               plus Pump

                4                              HP Feed System

                1                              Main & Auxil CW

                1                              Water Treatment Plant &
                                               associated Water Systems

                1                              Hydrogen Production Plant (Not
                                               Maintained)

                1                              Auxil, Steam & Condensate

                1                              Fire Detection & Fire Fighting
                                               Equipment

                1                              Cranes Lifts & Hoists

                1                              Services Transformer HV/LV

                1                              Air Conditioning System

                4                              Generator Transformer

                1                              Station Elect System

                4                              Unit Elect Systems

                1                              General Services Water Supply

                1                              Compressed Air System

(B)      Ironbridge Power Station

                1                              Heavy Oil Tank

                1                              Coal Handling Plant System

                2                              Weighbridges

                4                              Rail Coal Weighbridges

                1                              Rail Coal Sampler

                1                              Road Coal Sampler

                1                              Ash & Dust Handling Plant System

                1                              Final Metering Scheme

                2                              Boiler Structures

                2                              Boiler Superheat & Reheat System

                2                              Boiler Combustion Air System

                2                              Boiler Gas System

                1                              S03 Injection Equipment

                2                              Oil and Gas Firing Systems

                2                              Coal Firing System

                2                              Boiler Auxiliary System

                2                              Sootblower Equipment

                1                              Low Nox Burner Installation

                2                              Boiler Control and Prom. System

                2                              HP and IP Turbines plus
                                               Auxiliaries

                2                              LP Turbines plus Auxiliaries

                2                              Generator plus Auxiliaries

                2                              Condensate System

                2                              LP Feed Heating System

                4                              Electric Feed Pumps

                2                              HP Feed System

                2                              Chemical Dosing

                1                              Main & Auxil.  CW Systems

                1                              Water Treatment & Associated
                                               Water Systems

                1                              Hydrogen Production Plant

                1                              Auxil. Steam & Condensate

                1                              Compressed Air Systems

                1                              Fire Detection and Fire Fighting
                                               Equipment

                1                              Cranes Lifts & Hoists

                1                              Services Transformer (HV/LV)

                1                              Services Switchboard

                1                              Stn. Elect. System

                2                              Unit Elect. System

                2                              Generator Transformers

                2                              Turbine Governing Equipment

                1                              General Services Water Supply

                2                              Condenser & Air Extraction
                                               Systems

(C)      Rugeley B Power Station

                1                              Heavy Oil Tanks

                1                              Coal Handling Plant System

                4                              Rail Coal Weighbridges

                2                              Road Weighbridge

                1                              Ash & Dust Handling Plant System

                1                              Final Metering Scheme

                2                              Boiler Structures

                2                              Boiler Superheat & Reheat Steam
                                               Systems

                2                              Attemporator Spray Feedwater
                                               Systems

                2                              Boiler Combustion Air System

                2                              Boiler Gas System

                2                              Oil and Gas Firing Systems

                2                              Coal Firing System

                2                              Boiler Auxiliary System

                2                              Sootblower Equipment

                2                              Boiler Control and Protn. System

                2                              HP & IP Turbine plus Auxiliaries

                2                              LP Turbines plus Auxiliaries

                2                              Generator plus Auxiliaries

                2                              Turbine Governing Equipment

                2                              Condenser & Air Extraction System

                2                              LP Feed Heating

                4                              Electric Feed Pumps

                2                              HP Feed System

                1                              Main & Auxil.  CW (incl.
                                               Chlorination Plant)

                1                              Water Treatment Plant &
                                               Associated Water Systems

                1                              Acid Dosing Plant

                1                              Sodium Hyperchlorite Plant

                1                              General Services Water Supply

                1                              Hydrogen Generation Plant

                1                              Auxil. Steam & Condensate System

                1                              Compressed Air Systems

                1                              Fire Detection and Fire Fighting
                                               Equipment

                1                              Cranes Lifts & Hoists

                1                              Services Transformer (HV/LV)

                1                              Pollution Monitoring Equipment

                1                              Station Elect. System

                2                              Unit Elect. Systems

                2                              Generator Transformers

                                 SIXTH SCHEDULE
                                    GUARANTEE


1 The Guarantor covenants with the Landlord as principal debtor that throughout the Term or until the Tenant is released from its covenants pursuant to the 1995 Act:

1.1 The Tenant will pay the rents reserved by and perform its obligations contained in this Sub-Lease on the days and in the manner provided for in this Sub-Lease;

1.2 The Guarantor will indemnify on an after-tax basis the Landlord on demand against all losses damages costs and expenses properly arising from any default of the Tenant in paying the rents and performing its obligations under this Sub-Lease;

2        The liability of the Guarantor shall not be affected by:

2.1 Any time given to the Tenant or any failure by the Landlord to enforce compliance with the Tenant's covenants and obligations;

2.2 The Landlord's refusal to accept rent at a time when it would or might have been entitled to re-enter the Demised Premises;

2.3      Any variation of the terms of this Sub-Lease;

2.4 Any change in the constitution structure or powers of the Guarantor the Tenant or the Landlord or the administration liquidation or bankruptcy of the Tenant or Guarantor;

2.5      Any act which is beyond the powers of the Tenant;

2.6      The surrender of part of the Demised Premises;

2.7      The transfer of the reversion expectant on the Term;

2.8 Any other act or thing by which (but for this provision) the Guarantor would have been released;

3 Where two or more persons have guaranteed obligations of the Tenant the release of one or more of them shall not release the others;

4 The Guarantor shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations or stand in the Landlord's place in respect of such security.

                                SEVENTH SCHEDULE
                                   QUOTA RIGHT

                                     Part A
                              Authorisations Quota

Sulphur dioxide (kilotonnes)

    For the period from the date hereof        27.9 per month (and pro rata
             to 31 December 1996                     for part months)

                    1997                                   315

                    1998                                   287

                    1999                                   233

                    2000                                   233

                    2001                                   103

                    2002                                   103

                    2003                                   103

                    2004                                   103

                    2005                                    75

                                     Part B
                                  UK Plan Quota

Sulphur dioxide (kilotonnes)

                    1996 27.9 for each month by which the date of this Sub-Lease falls before 31 December 1996 (and pro rata for part months)

                    1997                                   315

                    1998                                   287

                    1999                                   233

                    2000                                   233

                    2001                                   103

                    2002                                   103

                    2003                                   103

                    Oxides of nitrogen (kilotonnes)

                    1996

                                               8.2 for each month by which the
                                               date of this Sub-Lease falls
                                               before 31 December 1996 (and pro
                                               rata for part months)


                    1997                                    89

                    1998                                    85

                                 EIGHTH SCHEDULE


1.1 In this Clause "review date" means the expiration of the tenth year of the Term and every fifth year thereafter and "review period" means the period starting with any review date up to the next review date or starting with the last review date up to the end of the said Term.

1.2 The Landlord may by giving to the Tenant prior written notice elect to review the yearly rent payable hereunder on any review date whereupon the yearly rent shall be:-

         (A) until the first review date the yearly rent payable under clause 2; and

         (B) during each successive review period such revised rent as may be ascertained as herein provided subject only to the provisions of paragraph 1.4(E) of this Schedule.

1.3 Such revised rent for any review period may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant review date by an arbitrator such arbitrator to be nominated it, the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant made not earlier than six months before the relevant review date but not later than the end of the relevant review period and so that in the case of such arbitration the revised rent to be awarded by the arbitrator shall be such as he shall decide is the yearly rent at which the Demised Premises might reasonably be expected to be let at the relevant review date.

         (A)  On the following assumptions at that date:-

              (i)  that the Demised Premises:-

                   (a) are available to let on the open market without a fine or premium with vacant possession by a willing landlord to a willing tenant for a the residue then unexpired of the term of this Sub-Lease;

                   (b) are to be let subject to the terms of this Sub-Lease (other than the amount of the rent hereby reserved but including the provisions for review of that rent);

         (B) But disregarding any increase in rental value of the Demised Premises attributable to the existence at the relevant review date of any improvement to the Demised Premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title except obligations requiring compliance with statutes or directions of local authorities or other bodies exercising powers under statute or Royal Charter either (a) by the Tenant its sub-tenants or their respective predecessors in title during the said term or during any period of occupation prior thereto arising out of an agreement to grant such term or (b) by any tenant or sub-tenant of the Demised Premises before the commencement of the term hereby granted so long as the Landlord or its predecessors in title have not since the improvement was carried out had vacant possession of the relevant part of the Demised Premises.

1.4 it is hereby further provided in relation to the ascertainment and payment of revised rent as follows:-

         (A) The arbitration shall be conducted in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force with the further provision that if the arbitrator nominated pursuant to paragraph 1.3 hereof shall die or decline to act as the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

         (B) When the amount of any rent to be ascertained or payable as herein provided shall have been so ascertained or payable a memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and annexed to this lease and counterpart thereof and the parties shall bear their own costs in respect thereof.

         (C) (i) If the revised rent payable on and from any review date has not been agreed by that review date rent shall continue to be payable at the rate previously payable and forthwith upon the revised rent being ascertained:


                   (a) the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest on any shortfall at the seven-day deposit rate of National Westminster Bank plc such interest to be calculated on a day-to-day basis from the relevant review date on which it would have been payable if the revised rent had then been ascertained to the date of actual payment of any shortfall; and

                   (b) the Landlord shall pay to the Tenant any excess between the rent and the revised rent payable up to and on the preceding quarter day together with interest in any excess at the seven day deposit rate of National Westminster Bank PLC on the same basis as in sub-paragraph (a) of this present subclause (C)(i).

              (ii) For the purposes of this proviso the revised rent shall be deemed to have been ascertained on the date when the same has been agreed between the Landlord and the Tenant or as the case may be the date of the award of the arbitrator.

         (D) If either the Landlord or the Tenant shall fail to pay any costs awarded against it in an arbitration under the provisions hereof within twenty-one days of the same being demanded by the arbitrator the other shall be entitled to pay the name and the amount so paid shall be repaid by the party chargeable on demand.

         (E) If at any time on or after the tenth anniversary of the Term the Demised Premises shall cease to be used for the generation of electricity and shall be disconnected from the sub-station (the close-down) the rent payable hereunder shall immediately become (pound)100,000 per annum from the date of close-down unless otherwise reviewed on the next or any subsequent review date.

THE COMMON SEAL of                    )
EASTERN MERCHANT PROPERTIES           )
LIMITED was                           )
hereunto affixed in the presence of:  )


Authorized Signatory